                 ---------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM 8-K/A



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                         June 19, 2000 (June 5, 2000)


                                CACHEFLOW INC.
                                ---------------
          (Exact name of the Registrant as specified in its charter)

        Delaware                   000-28139                       91-1715963
------------------------    ------------------------  ------------------------------------
(State of incorporation)    (Commission File Number)  (I.R.S. Employer Identification No.)

                              650 Almanor Avenue
                         Sunnyvale, California  94086


                   (Address of Principal Executive Offices)
                                  (Zip Code)


      Registrant's telephone number, including area code: (408) 220-2200


                                Not Applicable
             ----------------------------------------------------
         (Former name or former address, if changed since last report)

             -----------------------------------------------------

The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed June 19, 2000 for the event of June 5, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    The following financial statements and exhibits are filed as part of this report:

    (a)   FINANCIAL STATEMENTS OF SPRINGBANK NETWORKS, INC.:

          Included herein as Exhibit 99.1 to this Current Report on Form 8-K/A is the audited balance sheet of SpringBank Networks, Inc. ("SpringBank") as of June 5, 2000, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from December 22, 1999 (inception) through June 5, 2000.

    (b)   PRO FORMA FINANCIAL INFORMATION

          The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A:

               1) Unaudited Pro Forma Condensed Combining Balance Sheet as of April 30, 2000;

               2) Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended April 30, 2000; and

               3) Notes to the Unaudited Pro Forma Condensed Combining Financial Information.

     (c)  EXHIBITS

               2.1 Agreement and Plan of Reorganization, dated as of June 3, 2000, by and among CacheFlow Inc., Wildcat Merger Corporation, SpringBank Networks, Inc. and Soren Christensen (as Stockholders' Agent). (1)

              99.1  Audited Financial Statements of SpringBank Networks, Inc.

              99.2  Unaudited Pro Forma Condensed Combining Financial
                    Information.

----------------------

     (1) Incorporated by reference to Exhibit 2 to the Registrant's Form 8-K filed June 19, 2000.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CACHEFLOW INC.

Date:    August 21, 2000           By: /s/ Michael Johnson
                                   ------------------------------------
                                   Michael Johnson Vice President, Chief
                                   Financial Officer and Secretary (Principal
                                   Financial and Accounting Officer)

                               INDEX TO EXHIBITS

Exhibit No.                 Description
----------                  -----------

 2.1 Agreement and Plan of Reorganization, dated as of June 3, 2000, by and among CacheFlow Inc., Wildcat Merger Corporation, SpringBank Networks, Inc. and Soren Christensen (as Stockholders' Agent). (Incorporated by reference to Exhibit 2 to the Registrant's Form 8-K filed June 19, 2000)

99.1         Audited Financial Statements of SpringBank Networks, Inc.

99.2         Unaudited Pro Forma Condensed Combining Financial Information.